UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 18, 2004
                                                         ----------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-14879              22-2322400
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(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ             08540
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         (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On October 19, 2004, Advanced Magnetics, Inc. and Cytogen Corporation announced that Advanced Magnetics has submitted a complete response to the approvable letter received from the U.S. Food and Drug Administration (FDA) for Combidex(R), Advanced Magnetics' investigational molecular imaging agent. Combidex (ferumoxtran-10) consists of iron oxide nanoparticles for use in conjunction with magnetic resonance imaging (MRI) to aid in the differentiation of cancerous from non-cancerous lymph nodes. The September 30, 2004 submission has been accepted and assigned a user fee goal date of March 30, 2005 by which date the FDA intends to review and act upon the submission.

     The full text of the October 19, 2004 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        Exhibit No.       Description
        -----------       -----------
            99.1          Press  Release of Advanced Magnetics and Cytogen dated
                          October 19, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By: /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:  October 19, 2004



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                                  EXHIBIT INDEX


        Exhibit No.       Description
        -----------       -----------
            99.1          Press  Release of Advanced Magnetics and Cytogen dated
                          October 19, 2004